UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of July 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-7 Mortgage Pass-Through Certificates, Series 2002-7)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-89556-06                13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-7 Mortgage Pass-through Certificates, Series 2002-7 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of July 1, 2002 among GS Mortgage Securities Corporation, as depositor, Bank of America N.A. and Bank One as servicers, and JPMorgan Chase Bank, as Trustee.

     On October 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-7
Mortgage Pass-Through Certificates, Series 2002-7
----------------------------------------------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 29, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002



                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2002


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


                                            GSR MORTGAGE LOAN TRUST 2002-7
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    October 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A_1      134,575,000.00     57,293,333.77   41,631,683.15      119,456.60  41,751,139.75      0.00       0.00       15,661,650.62
A_2       50,331,000.00     50,331,000.00            0.00      125,114.48     125,114.48      0.00       0.00       50,331,000.00
A_3      261,715,000.00    261,715,000.00            0.00    1,042,061.89   1,042,061.89      0.00       0.00      261,715,000.00
B1         4,101,000.00      4,090,315.81        5,440.52       17,386.78      22,827.30      0.00       0.00        4,084,875.29
B2         1,823,000.00      1,818,250.60        2,418.45        8,107.89      10,526.34      0.00       0.00        1,815,832.15
B3         1,139,000.00      1,136,032.60        1,511.04        5,680.57       7,191.61      0.00       0.00        1,134,521.56
B4           684,000.00        682,218.00          907.42        3,830.99       4,738.41      0.00       0.00          681,310.58
B5           456,000.00        454,812.00          604.94        2,553.99       3,158.93      0.00       0.00          454,207.06
B6           911,733.00        909,357.70        1,209.54        5,106.49       6,316.03      0.00       0.00          908,148.16
R1               100.00              0.00            0.00            0.01           0.01      0.00       0.00                0.00
R2               100.00              0.00            0.00            0.01           0.01      0.00       0.00                0.00
TOTALS   455,735,933.00    378,430,320.48   41,643,775.06    1,329,299.70  42,973,074.76      0.00       0.00      336,786,545.42

X        453,684,000.00    376,383,932.79            0.00      795,772.16     795,772.16      0.00       0.00      334,742,879.63
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A_1      36228FEZ5        425.73534289   309.35673899     0.88765818   310.24439718    116.37860390        A_1         2.502000 %
A_2      36228FFA9      1,000.00000000     0.00000000     2.48583338     2.48583338  1,000.00000000        A_2         2.983000 %
A_3                     1,000.00000000     0.00000000     3.98166666     3.98166666  1,000.00000000        A_3         4.778000 %
B1       36228FFD3        997.39473543     1.32663253     4.23964399     5.56627652    996.06810290        B1          5.100862 %
B2       36228FFE1        997.39473396     1.32663193     4.44755348     5.77418541    996.06810203        B2          5.351006 %
B3       36228FFF8        997.39473222     1.32663740     4.98733099     6.31396839    996.06809482        B3          6.000435 %
B4       36228FFG6        997.39473684     1.32663743     5.60086257     6.92750000    996.06809942        B4          6.738589 %
B5       36228FFH4        997.39473684     1.32662281     5.60085526     6.92747807    996.06811404        B5          6.738589 %
B6       36228FFJ0        997.39474166     1.32663839     5.60086122     6.92749961    996.06810327        B6          6.738589 %
R1       36228FFK7          0.00000000     0.00000000     0.10000000     0.10000000      0.00000000        R1          6.738589 %
R2       36228FFL5          0.00000000     0.00000000     0.10000000     0.10000000      0.00000000        R2          6.738589 %
TOTALS                    830.37191733    91.37698400     2.91682003    94.29380404    738.99493332

X        36228FFC5        829.61694217     0.00000000     1.75402298     1.75402298    737.83267567        X           2.537108 %
-----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                        Tel: (212)946-7959/Fax: (212)946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                       336,786,546.32
Sec. 4.01(c)    Available Distribution                                                               43,768,846.91
                                        Principal Distribution Amount                                   503,349.49
                                        Principal Prepayment Amount                                  41,140,425.57

Sec. 4.01(e)    Principal Prepayments
                                        Class A_1
                                                              Payoffs in Full                        40,786,890.80
                                                              Partial Principal Prepayments             353,534.77
                                                              Liquidation Proceeds                            0.00
                                                              Condemnation Proceeds                           0.00
                                                              Insurance Proceeds                              0.00
                                                              Repurchased Principal                           0.00
                                        Class A_2
                                                              Payoffs in Full                                 0.00
                                                              Partial Principal Prepayments                   0.00
                                                              Liquidation Proceeds                            0.00
                                                              Condemnation Proceeds                           0.00
                                                              Insurance Proceeds                              0.00
                                                              Repurchased Principal                           0.00
                                        Class A_3
                                                              Payoffs in Full                                 0.00
                                                              Partial Principal Prepayments                   0.00
                                                              Liquidation Proceeds                            0.00
                                                              Condemnation Proceeds                           0.00
                                                              Insurance Proceeds                              0.00
                                                              Repurchased Principal                           0.00
                                        Class B1
                                                              Payoffs in Full                                 0.00
                                                              Partial Principal Prepayments                   0.00
                                                              Liquidation Proceeds                            0.00
                                                              Condemnation Proceeds                           0.00
                                                              Insurance Proceeds                              0.00
                                                              Repurchased Principal                           0.00
                                        Class B2
                                                              Payoffs in Full                                 0.00
                                                              Partial Principal Prepayments                   0.00
                                                              Liquidation Proceeds                            0.00
                                                              Condemnation Proceeds                           0.00
                                                              Insurance Proceeds                              0.00
                                                              Repurchased Principal                           0.00
                                        Class B3
                                                              Payoffs in Full                                 0.00
                                                              Partial Principal Prepayments                   0.00
                                                              Liquidation Proceeds                            0.00
                                                              Condemnation Proceeds                           0.00
                                                              Insurance Proceeds                              0.00
                                                              Repurchased Principal                           0.00
                                        Class B4
                                                              Payoffs in Full                                 0.00
                                                              Partial Principal Prepayments                   0.00
                                                              Liquidation Proceeds                            0.00
                                                              Condemnation Proceeds                           0.00
                                                              Insurance Proceeds                              0.00
                                                              Repurchased Principal                           0.00
                                        Class B5
                                                              Payoffs in Full                                 0.00
                                                              Partial Principal Prepayments                   0.00
                                                              Liquidation Proceeds                            0.00
                                                              Condemnation Proceeds                           0.00
                                                              Insurance Proceeds                              0.00
                                                              Repurchased Principal                           0.00
                                        Class B6
                                                              Payoffs in Full                                 0.00
                                                              Partial Principal Prepayments                   0.00
                                                              Liquidation Proceeds                            0.00
                                                              Condemnation Proceeds                           0.00
                                                              Insurance Proceeds                              0.00
                                                              Repurchased Principal                           0.00

Sec. 4.01(f)    Interest Payment
                                        Class A_1
                                                              Accrued and Paid for Current Month        119,456.60
                                                              Accrued and Paid from Prior Months              0.00
                                        Class A_2
                                                              Accrued and Paid for Current Month        125,114.48
                                                              Accrued and Paid from Prior Months              0.00
                                        Class A_3
                                                              Accrued and Paid for Current Month      1,042,061.89
                                                              Accrued and Paid from Prior Months              0.00
                                        Class X
                                                              Accrued and Paid for Current Month        795,772.16
                                                              Accrued and Paid from Prior Months              0.00
                                        Class B1
                                                              Accrued and Paid for Current Month         17,386.78
                                                              Accrued and Paid from Prior Months              0.00
                                        Class B2
                                                              Accrued and Paid for Current Month          8,107.89
                                                              Accrued and Paid from Prior Months              0.00
                                        Class B3
                                                              Accrued and Paid for Current Month          5,680.57
                                                              Accrued and Paid from Prior Months              0.00
                                        Class B4
                                                              Accrued and Paid for Current Month          3,830.99
                                                              Accrued and Paid from Prior Months              0.00
                                        Class B5
                                                              Accrued and Paid for Current Month          2,553.99
                                                              Accrued and Paid from Prior Months              0.00
                                        Class B6
                                                              Accrued and Paid for Current Month          5,106.49
                                                              Accrued and Paid from Prior Months              0.00


Sec. 4.01(g)    Trust Fees
                                        Servicer Fees Paid                                               78,941.41
                                        Trustee Fee Paid                                                  2,365.19

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                               0.00
                                        Current Period Reimbursed Advances                                    0.00
                                        Aggregate Unreimbursed Advances                                       0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                               0.00
                                        Current Period Reimbursed Advances                                    0.00
                                        Aggregate Unreimbursed Advances                                       0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                   745
                                        Balance of Outstanding Mortgage Loans                       336,786,546.32


Sec. 4.01(l)          Number and Balance of Delinquent Loans
                       Group Totals
                                                                 Principal
                       Period                Number                Balance              Percentage
                      30-59 days                      0                     0.00                  0.00 %
                      60-89 days                      0                     0.00                  0.00 %
                      90+days                         0                     0.00                  0.00 %
                       Total                          0                     0.00                  0.00 %


Sec. 4.01(l)          Number and Balance of REO Loans
                      Group Totals
                                            Principal
                       Number               Balance                Percentage
                                 0                    0.00                  0.00 %


Sec. 4.01(l)          Number and Balance of Loans in Bankruptcy
                      Group Totals
                                            Principal
                       Number               Balance                Percentage
                                 0                    0.00                  0.00 %

Sec. 4.01(m)          Number and Balance of Loans in Foreclosure
                      Group Totals
                                            Principal
                       Number               Balance                Percentage
                                 0                    0.00                  0.00 %

Sec. 4.01(o)       Aggregate Principal Payment
                                         Scheduled Principal                                           503,349.49
                                         Payoffs                                                    40,786,890.80
                                         Prepayments                                                   353,534.77
                                         Liquidation Proceeds                                                0.00
                                         Condemnation Proceeds                                               0.00
                                         Insurance Proceeds                                                  0.00
                                         Realized Losses                                                     0.00

                                         Realized Losses                                                     0.00
                                         Realized Gains                                                      0.00

Sec. 4.01(p)       Aggregate Amount of Mortgage Loans Repurchased                                            0.00

Sec. 4.01(q)       Aggregate Amount of Shortfall Allocated for Current Period
                                         Class A1                                                            0.00
                                         Class A2                                                            0.00
                                         Class A3                                                            0.00
                                         Class X                                                             0.00
                                         Class B1                                                            0.00
                                         Class B2                                                            0.00
                                         Class B3                                                            0.00
                                         Class B4                                                            0.00
                                         Class B5                                                            0.00
                                         Class B6                                                            0.00

Sec. 4.01(s)
                   Senior Percentage                                                                  97.600000 %
                   Senior Prepayment Percentage                                                      100.000000 %
                   Subordinate Percentage                                                              2.400000 %
                   Subordinate Prepayment Percentage                                                   0.000000 %


Aggregate
                    Scheduled Principal                                                                503,349.49
                    Unscheduled Principal                                                           41,140,425.57
                    Beginning Balance                                                              378,430,321.38
                    Ending Balance                                                                 336,786,546.32
                    Net Wac                                                                               6.73860
                    Weighted Averge Maturity                                                            310.00000
Groups
                    Net Wac Group 1                                                                       6.73860
                    Wam Group 1                                                                            310.00


                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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